SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Bulldog Investors, LLC
Attn: Phillip Goldstein
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Phone: 201 881-7100
Fax: 201 556-0097

Check the appropriate box:
Preliminary Proxy Statement [x]
Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-
12

Western Asset High Yield Defined Opportunity Fund Inc
(Name of Registrant as Specified in Its Charter)

Bulldog Investors, LLC
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required [x].

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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applies:

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computed pursuant to Exchange Act Rule 0-11 (Set forth the
amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials [].

Check box if any part of the fee is offset as provided by
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the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing [].

(1) Amount Previously Paid:

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PROXY STATEMENT OF BULLDOG INVESTORS, LLC IN OPPOSITION TO THE
 SOLICITATION BY THE BOARD OF DIRECTORS OF WESTERN ASSET HIGH
  YIELD DEFINED OPPORTUNITY FUND INC.FOR A JOINT SPECIAL
             MEETING OF SHAREHOLDERS


Bulldog Investors, LLC ("Bulldog Investors") is sending this proxy statement and the enclosed GREEN proxy card to shareholders of record as of March 9, 2020 of certain closed-end investment funds sponsored by Legg Mason (each, a "Fund," and together, the "Funds"). We are soliciting a proxy to vote your shares at a joint special meeting of shareholders (the "Meeting") of the Funds scheduled for June 5, 2020. Please refer to the Funds' proxy soliciting material for detailed additional information concerning the Meeting and the proposals to be considered by shareholders. This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about April --, 2020.

			INTRODUCTION

The Board of Directors of each of the Funds has determined to present a proposal to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC (the "Proposal") and, depending on the Fund, one or more subadvisory agreements with a subadvisor (or subadvisors). We are soliciting a proxy to vote your shares AGAINST the new management agreement. Since Legg Mason is the parent company of all of the subadvisors, we do not believe it is necessary to solicit a proxy to vote your shares on any proposal(s) to approve any subadvisory agreement(S).

			REASON FOR THE SOLICITATION

The common shares of each of the Funds for which we are soliciting proxies have generally traded at a discount to their net asset value ("NAV"). We believe that if shareholders of each of those Funds vote against the Proposal, that would send a message to the Board that shareholders of each of those Funds want an opportunity to realize a price at or close to NAV for their shares, e.g., by converting those Funds to open-end funds or liquidating them.

			HOW PROXIES WILL BE VOTED

If you complete and return a GREEN proxy card to us, and unless you direct otherwise, your shares will be voted AGAINST the new investment management agreement and will not be voted on any other matter including any proposal(S) to approve any subadvisory agreement(S). In addition, if you complete and return a GREEN proxy card to us, and unless you direct otherwise, we may determine not to present your proxy card at the Meeting if we believe that the new investment management agreement is less likely to be approved if your shares are not represented at the Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Meeting.

			VOTING REQUIREMENTS

A quorum for the Meeting for each Fund will exist if the holders of a majority of the Fund's shares entitled to vote at the Meeting are present or represented by proxy. The approval of the Proposal (and for any proposal(S) to approve any subadvisory agreement(S)) requires the affirmative vote by holders of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. An abstention or a non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal and against any proposal(s) to approve any subadvisory agreement(s).

			COMPLIANCE WITH SEC RULE 14a-4(e)

SEC Rule 14a-4(e) requires us, subject to reasonable specified conditions, to vote the shares represented by your proxy at the Meeting. As noted above, if you complete and return a GREEN proxy card to us, and unless you direct otherwise, we may determine not to present your proxy card at the Meeting if we believe that the new investment management agreement is less likely to be approved if your shares are not represented at the Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Meeting. We expect to get daily reports of the voting results and will make a determination shortly before the meeting as to whether or not we think more than 50% of the outstanding shares will be present in person or by proxy if your shares are not represented at the meeting. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Meeting, you should not check the "AUTHORIZE" box on the GREEN proxy card authorizing us to determine not to have your shares represented at the meeting.

  			 REVOCATION OF PROXIES

You may revoke your proxy by: (i) delivering a written revocation to us;
(ii) executing and delivering a later dated proxy to the inspector of election; or (iii) voting in person at the Meeting. Attendance at the Meeting will not by itself revoke a proxy. There is no limit on the number of times you may revoke your proxy and only your most recent proxy will be counted.

			 THE SOLICITATION

We intend to solicit proxies by mail, and may utilize other means, e.g., telephone or the internet. Our proxy materials are available at: www.bulldoginvestorsproxymaterials.com. Persons affiliated with or employed by us may assist us in the solicitation of proxies. Banks, brokerage houses and other securities intermediaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we and our clients will bear the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from our solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our reasonable expenses from the Fund. Shareholders will not be asked to vote on the reimbursement of these expenses, which we estimate will be $--------.


			PARTICIPANTS

As of March 9, 2020, Bulldog Investors, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, the soliciting stockholder, beneficially owned [-------] common shares of the Fund which were purchased from ------------ to -----------.

April --, 2020
















			PROXY CARD

PROXY STATEMENT OF BULLDOG INVESTORS, LLC IN OPPOSITION TO THE
 SOLICITATION BY THE BOARD OF DIRECTORS OF WESTERN ASSET HIGH
  YIELD DEFINED OPPORTUNITY FUND INC.FOR A JOINT SPECIAL
                MEETING OF SHAREHOLDERS

The undersigned hereby appoints Phillip Goldstein, Andrew Dakos and John Grau and each of them, as the undersigned's proxies, with full power of substitution, to attend the Joint Special Meeting scheduled for June 5, 2020 and any adjourned or postponed Meeting, and to vote solely on the matter set forth below the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark vote by placing an "x" in the appropriate [ ].)

1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH LEGG MASON
PARTNERS FUND ADVISOR, LLC.

FOR [  ]	    AGAINST [  ]                   ABSTAIN [  ]

2. TO AUTHORIZE THE PROXYHOLDERS TO DECLINE TO PRESENT THIS PROXY CARD AT THE MEETING IF THEY BELIEVE THAT PROPOSAL NO. 1 IS LESS LIKELY TO
BE APPROVED IF YOUR SHARES ARE NOT REPRESENTED AT THE MEETING (BY MAKING IT MORE DIFFICULT FOR MORE THAN 50% OF THE OUTSTANDING SHARES TO BE PRESENT IN PERSON OR BY PROXY) THAN IF THEY ARE REPRESENTED AT THE
 MEETING.

AUTHORIZE [  ]    			  DO NOT AUTHORIZE [  ]

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted AGAINST Proposal 1, and, subject to the aforementioned reasonably specified condition, SHALL AUTHORIZE the proxyholders to decline to present this proxy card at the Meeting. The undersigned hereby acknowledges receipt of the proxy statement dated April --, 2020 of Bulldog Investors and revokes any proxy previously executed.



Signature(s) ________________________ 	Dated: _____________